UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): August 15, 2024

NATURAL GAS SERVICES GROUP, INC.
(Exact Name of Registrant as Specified in Charter)

Colorado	1-31398	75-2811855
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
404 Veterans Airpark Lane, Suite 300
Midland, TX 79705
(Address of Principal Executive Offices)
(432) 262-2700
(Registrant's Telephone Number, Including Area Code)
N/A
(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, Par Value $0.01	NGS	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On August 15, 2024, Natural Gas Services Group, Inc. (the “Company”) hosted an earnings call to announce the Company’s financial results for the second quarter and six months ended June 30, 2024, and provide certain other financial and business information, along with forward guidance. A copy of the earnings call transcript is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

The information set forth in Item 2.02 of this Current Report on Form 8-K is incorporated by reference into this Item 7.01.

The information in Item 2.02 and Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

The replay of the earnings call may also be found on our website at https://www.ngsgi.com under our “news and events” section of our website.

FORWARD LOOKING STATEMENTS

Certain statements contained and incorporated herein by reference constitute “forward-looking statements” within the meaning of the federal securities laws. Words such as “may,” “might,” “should,” “believe,” “expect,” “anticipate,” “estimate,” “continue,” “predict,” “forecast,” “project,” “plan,” “intend” or similar expressions, or statements regarding intent, belief, or current expectations, are forward-looking statements. These forward-looking statements are based upon current estimates and assumptions. Specifically included are statements and guidance regarding anticipated demand for our compressors, EBITDA, projected capital expenditures and other projected information for the remainder of 2024 and beyond. While the Company believes these forward-looking statements are reasonable, undue reliance should not be placed on any such forward-looking statements, which are based on information available to us on the date of this report. These forward-looking statements are subject to factors and various risks and uncertainties which are inherently difficult to predict. Certain important factors and risk that could impact the future performance or results of its business and cause results to differ materially from those indicated by such forward-looking statements include, but are not limited to: (i) achieving increased utilization of assets, including rental fleet utilization and unlocking other non-cash balance sheet assets; (ii) failure of projected organic growth due to adverse changes in the oil and gas industry, including depressed oil and gas prices, oppressive environmental regulations and competition; (iii) inability to finance capital expenditures; (iv) adverse changes in customer, employee or supplier relationships; (v) adverse regional and national economic and financial market conditions, including in our key operating areas; (vi) impacts of world events, including pandemics; the financial condition of the Company’s customers and failure of significant customers to perform their contractual obligations; (vii) the Company’s ability to economically develop and deploy new technologies and services, including technology to comply with health and environmental laws and regulations; and (viii) failure to achieve accretive financial results in connection with any acquisitions the Company may make.
including without limitation those set forth in the Company’s filings with the Securities and Exchange Commission, including the Company's most recent Annual Report on Form 10-K, as well as the Company’s Form 10-Q for the quarterly period ended June 30, 2024. Thus, actual results could be materially different. The Company expressly disclaims any obligation to update or alter statements whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are included with this Current Report on Form 8-K:

Exhibit No.	Description
99.1	Earnings Call Transcript for the Quarter and Six Months Ended June 30, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATURAL GAS SERVICES GROUP, INC.

Dated: August 15, 2024	By:	/s/ Justin C. Jacobs
Name: Justin C. Jacobs
Title: Chief Executive Officer